UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

October 27, 2008
Date of Report (date of earliest event reported)

ACTUATE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24607	94-3193197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2207 Bridgepointe Parkway, Suite 500, San Mateo, California 94404
(Address of principal executive offices, including zip code)

(650) 645-3000
(Registrant’s telephone number, including area code)

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on October 27, 2008 by the registrant, Actuate Corporation, regarding financial results for the registrant's third fiscal quarter ended September 30, 2008.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01     Financial Statements and Exhibits

(c) Exhibits.

99.1  Actuate Corporation Press Release dated October 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUATE CORPORATION
(Registrant)

Date:	October 27, 2008	/s/ Daniel A. Gaudreau
Daniel A. Gaudreau
Chief Financial Officer and Senior Vice President, Operations